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U. S. Securities And Exchange Commission
Washington, D.C. 20549









                                    Form 8-K






Current Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): February 18, 1999


Commission File Number 1-8612





                              Ameritech Corporation






                                      A Delaware Corporation
                                      30 South Wacker Drive
                                      Chicago, Illinois 60606
                                      I.R.S. Employer Identification Number
                                      36-3251481


                                      Telephone number (800)257-0902
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Item 5. Other Events

       The purpose of this Form 8-K Current Report is to file certain financial information concerning the registrant and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Number   Description

12 Computation of ratio of earnings to fixed charges for the five years ended December 31, 1998

23       Consent of Arthur Andersen LLP

27       Financial Data Schedule

99 Ameritech Corporation and its subsidiaries - Certain financial information as of and for the year ended December 31, 1998

         -        Selected Financial and Operating Data
         - Management's Discussion and Analysis of Financial Condition and Results of Operations
         -        Report of Management
         -        Report of Independent Public Accountants
         -        Consolidated Statements of Income
         -        Consolidated Balance Sheets
         -        Consolidated Statements of Shareowners' Equity
         -        Consolidated Statements of Cash Flows
         -        Notes to Consolidated Financial Statements

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       Under the requirements of the Securities Exchange Act of 1934, an authorized company official has signed this report on our behalf.


Dated: February 18, 1999

                                                    Ameritech Corporation


                                                    By: /s/ Barbara A. Klein
                                                        Barbara A. Klein
                                                        Vice President and
                                                        Comptroller

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